UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 23, 2001

PACIFICARE HEALTH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21949	95-4591529

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

3120 Lake Center Drive, Santa Ana, California 92704

(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code):  (714) 825-5200

ITEM 5. OTHER EVENTS.

      On January 23, 2001, PacifiCare Health Systems, Inc. announced the appointment of Gregory W. Scott as Executive Vice President and Chief Financial Officer.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits.

99.1	Press release issued January 23, 2001, by the Registrant announcing the appointment of Gregory W. Scott as Executive Vice President and Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFICARE HEALTH SYSTEMS, INC.
(Registrant)

Date:	January 24, 2001	By:	/s/ SUSAN L. BERKEL

Susan L. Berkel Senior Vice President of Finance and Corporate Controller (Chief Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

99.1	Press release issued January 23, 2001, by the Registrant announcing the appointment of Gregory W. Scott as Executive Vice President and Chief Financial Officer.